manning elliott

17th floor, 1030 West Georgia St., Vancouver, BC, Canada V6E 2Y3

Tel: 604. 714. 3600 **Fax:** 604. 714. 3669 **Web:** manningelliott.com

August 10, 2022

To: Toronto Stock Exchange
British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Securities Commission
Manitoba Securities Commission
Ontario Securities Commission
Financial and Consumer Services Commission (New Brunswick)
Nova Scotia Securities Commission
Office of the Attorney General (Prince Edward Island)
Newfoundland and Labrador Securities Commission

Dear Sirs/Mesdames:

Re: Avino Gold & Silver Mines Ltd. (the "Company")

Notice of Change of Auditor

We have read the Notice of Change of Auditor from the Company (the "Notice"), delivered to us pursuant to Part 4.11 of National Instrument 51-102 – *Continuous Disclosure Obligations.*

In this regard, we confirm that we are in agreement with the statements with respect to Manning Elliott LLP as set out in the Notice, and for other statements we have no basis to agree or disagree.

Yours truly,

MANNING ELLIOTT LLP

Manning Elliott LLP

Chartered Professional Accountants